Exhibit 99.1

Contact:	Dave Farmer 508-293-7206 farmer_dave@emc.com

EMC ACHIEVES RECORD FOURTH-QUARTER REVENUE AHEAD OF COMPANY EXPECTATIONS; QUARTERLY EARNINGS PER SHARE UP 54% YEAR OVER YEAR

Fourth-Quarter Highlights

•	Record fourth-quarter consolidated revenue of $4.1 billion – up 17% sequentially; ahead of company outlook of $4 billion

•	Fourth-quarter GAAP diluted EPS of $0.20 – up 43% sequentially and 54% year over year

•	Fourth-quarter non-GAAP diluted EPS of $0.33 – up 43% sequentially; ahead of company outlook of $0.30

•	Fourth-quarter operating cash flow of $1.0 billion; Record fourth-quarter free cash flow of $793 million

HOPKINTON, Mass. – January 26, 2010 – EMC Corporation (NYSE:EMC), the world leader in information infrastructure solutions, today reported financial results for the fourth quarter of 2009. Ongoing strategic investments aligned to key customer priorities helped EMC achieve record fourth-quarter revenue. A continued focus on efficiencies and expense controls helped deliver expanded gross and operating margins, record quarterly free cash flow and fourth-quarter profit that exceeded prior company outlook.

Consolidated revenue for the fourth quarter of 2009 reached a record $4.1 billion, an increase of 17% sequentially, 2% year over year and $100 million more than the outlook provided by EMC for the fourth quarter of 2009. Fourth-quarter GAAP net income attributable to EMC reached $426.5 million, an increase of 43% sequentially and 58% year over year. Fourth-quarter GAAP diluted earnings per share were $0.20, up 43% sequentially and 54% compared with the year-ago quarter. Non-GAAP1 net income attributable to EMC for the fourth quarter was $695.5 million, an increase of 45% sequentially and 11% compared with the fourth quarter of 2008. Non-GAAP1 earnings per diluted share were $0.33 for the fourth quarter, $0.03 ahead of the company outlook provided for the fourth quarter of 2009. Fourth-quarter non-GAAP1 earnings per diluted share increased 43% sequentially and were up 6% year over year.2

During the fourth quarter, EMC expanded gross and operating margins on a sequential basis, generated operating cash flow of $1.0 billion and achieved record quarterly free cash flow of $793 million. EMC completed the fourth quarter with $9.4 billion in cash and investments.

For the full year 2009, EMC achieved total consolidated revenue of $14.0 billion. GAAP net income attributable to EMC for 2009 was $1.1 billion or $0.55 per diluted share. Non-GAAP3 net income attributable to EMC for the full year was $1.9 billion or $0.90 per diluted share. For comparison, GAAP net income attributable to EMC for 2008 was $1.3 billion or $0.61 per diluted share and non-GAAP3 net income attributable to EMC for 20082 was $2.1 billion or $1.00 per diluted share. For 2009, EMC’s operating cash flow was $3.3 billion and free cash flow was $2.6 billion, an increase of 2% year over year.

Joe Tucci, EMC Chairman and Chief Executive Officer, said, “Aggressive investment in core technology and strategic partnerships during the downturn, combined with heightened operational discipline, leaves EMC stronger than ever financially and intensely focused on our customers. We are well positioned to lead the industry’s newest and potentially largest wave of IT, which we and others refer to as cloud computing. As we execute on our vision for where the industry is heading, EMC’s primary focus is on helping customers safely build out their next-generation, fully virtualized data centers and lead them along the journey to private cloud computing, which offers the promise of a dramatically more efficient and effective model for delivering IT as a service.”

David Goulden, EMC Executive Vice President and Chief Financial Officer, said, “Emerging from the worst global recession in company history, EMC is in the best financial and operational shape ever. We refined our financial model to a new level of efficiency and cost discipline, while continuing to invest in strategic technologies and high-growth markets. We rolled out new and more-advanced solutions and services with the best quality in our history and gained market share. With this positive momentum, EMC stands well positioned to continue to gain share in key markets and drive even greater profitability in 2010.”

Fourth-Quarter Highlights

EMC’s Information Infrastructure business for the fourth quarter – comprising product and service revenue from the company’s Information Storage, RSA Security, and Content Management and Archiving business segments – reached $3.5 billion, an increase of 15% sequentially. Within the Information Infrastructure business, the company’s Information Storage and Content Management and Archiving business segments achieved double-digit sequential revenue growth and EMC’s RSA Security business achieved record quarterly revenue. Fourth-quarter highlights included solid customer demand and strong sequential revenue growth for EMC’s Data Domain and Avamar next-generation backup and recovery solutions, EMC’s market-leading Symmetrix and CLARiiON networked storage systems and EMC Celerra unified storage systems; and continued strong demand for EMC’s RSA information security solutions, consumer and small business-focused Iomega products and EMC’s broad portfolio of consulting and professional services.

VMware (NYSE: VMW), which is majority-owned by EMC, contributed fourth-quarter revenue of $607 million.

EMC consolidated fourth-quarter revenue from the United States reached $2.2 billion, an increase of 14% sequentially and 1% year over year, representing 53% of consolidated fourth-quarter revenue. Revenue from EMC’s business operations outside of the United States reached $1.9 billion, an increase of 20% sequentially and 4% year over year, representing 47% of consolidated fourth-quarter revenue.

2009 Highlights

Full-year 2009 consolidated revenue was $14.0 billion. Revenue from EMC’s Information Infrastructure business reached $12.0 billion and VMware contributed revenue of $2.0 billion. Throughout the year, EMC executed on numerous strategic initiatives that collectively helped strengthen the company’s market leadership and advance its competitive lead, including:

•

Sustained aggressive investment in research and development, totaling 12% of annual consolidated 2009 revenue, resulted in innovation across all business units. For example, EMC introduced an entirely new approach to high-end data storage with the EMC Virtual Matrix Architecture and EMC Symmetrix V-Max storage systems, unprecedented automation capabilities across all primary EMC storage platforms with the new EMC fully automated storage tiering (FAST) technology, and more than 30 new EMC services and solutions to drive the acceleration of private cloud computing.

•	Use of financial strength to make strategic acquisitions, including deduplication storage solutions leader Data Domain, and increase investment levels in higher-growth markets and geographies.

•

Tighter alignment with strategic partners, demonstrated by the Virtual Computing Environment coalition formed by EMC and Cisco with VMware, the extension of EMC’s strategic alliance with Microsoft, as well as enhanced technology integration and expanded solutions and services support with major industry players such as Cisco, VMware, Microsoft, Dell and others.

•	Further movement and penetration down market, including a wave of new consumer storage technologies and services from Iomega and Mozy.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding 2010 financial results set forth in prior EMC news releases.

All dollar amounts and percentages set forth below should be considered to be approximations.

•	Consolidated EMC revenues are expected to be $16.0 billion for 2010.

•

2010 GAAP research and development (“R&D”) expense and non-GAAP R&D expense are each expected to increase 20% over 2009. Excluded from the increase in non-GAAP R&D expense is stock-based compensation expense of $42 million and intangible asset amortization of $8 million.

•	Transition costs to a more efficient cost structure are expected to be $50 million in 2010.

•

GAAP operating income is expected to be 13% of revenues for 2010 and non-GAAP operating income is expected to be 20% of revenues for 2010. Excluded from non-GAAP operating income are restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which account for less than 1%, 5% and 2% of revenues, respectively.

•	Total non-operating expense, which includes investment income, interest expense and other expense, is expected to be $90 million in 2010.

•	Consolidated GAAP diluted earnings per share are expected to be $0.78 for 2010.

•

Consolidated non-GAAP diluted earnings per share, excluding the impact of restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization are expected to be $1.12 for 2010.

•

Consolidated restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization are expected to be $0.02, $0.24 and $0.08 per diluted share, respectively for 2010.

•

The consolidated GAAP income tax rate is expected to be 17% for 2010. Excluding the impact of restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which collectively impact the tax rate by 3%, the consolidated non-GAAP income tax rate is expected to be 20% for 2010. Both GAAP and non-GAAP income tax rates assume that the U.S. research and development tax credit will be re-enacted in 2010.

•	The weighted average outstanding diluted shares are expected to be 2.12 billion for 2010.

•	EMC expects to repurchase up to $1.0 billion of the company’s common stock.

Supporting Resources

•	EMC will host its 2009 fourth-quarter earnings conference call today at 8:30 a.m. ET, which will be available on EMC’s web site at http://www.emc.com/about/investor-relations/index.htm

•	Additional information regarding EMC’s financials, as well as a webcast of the conference call, will be available at 8:30 a.m. ET at http://www.emc.com/about/investor-relations/index.htm

•	Visit http://ir.vmware.com for more information about VMware’s fourth-quarter financial results.

About EMC

EMC Corporation (NYSE: EMC) is the world’s leading developer and provider of information infrastructure technology and solutions that enable organizations of all sizes to transform the way they compete and create value from their information. Information about EMC’s products and services can be found at www.EMC.com.

# # #

¹Items excluded from the non-GAAP results are restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and a special income tax charge for the fourth quarter of 2009 and restructuring charge, IPR&D charge, stock-based compensation expense and intangible asset amortization for the fourth quarter of 2008. See attached schedules for reconciliation of GAAP to non-GAAP.

2The results for 2008 have been adjusted to give effect to the adoption of authoritative guidance relating to non-controlling interests and the accounting for convertible debt instruments.

3 Items excluded from the non-GAAP results are gains on Data Domain and SpringSource common stock, restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and a special income tax charge for 2009 and restructuring charge, IPR&D charge, special income tax benefit, stock-based compensation expense and intangible asset amortization for 2008. See attached schedules for reconciliation of GAAP to non-GAAP.

EMC, Avamar, Celerra, CLARiiON, Symmetrix, Symmetrix V-Max and Virtual Matrix Architecture are registered trademarks of EMC Corporation. RSA is a registered trademark of RSA Security Inc. VMware is a registered trademark of VMware, Inc. Iomega is a registered trademark of Iomega Corporation. Data Domain is a registered trademark of Data Domain, Inc. Mozy is a registered trademark of Decho Corporation. SpringSource is a registered trademark of SpringSource, Inc. All other trademarks used are the property of their respective owners.

Forward-Looking Statements

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x) insufficient, excess or obsolete inventory; (xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; (xiv) litigation that we may be involved in; and (xv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission. EMC disclaims any obligation to update any such forward-looking statements after the date of this release.

Use of Non-GAAP Financial Measures

This release, the accompanying schedules and the additional content that is available on EMC’s website contain non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this release.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to gains on Data Domain and SpringSource common stock, restructuring and acquisition-related charges, special income tax charge, stock-based compensation expense, intangible asset amortization, IPR&D charge, special income tax benefit and restructuring charge) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This release also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

Certain items in the accompanying schedules refer to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC’s business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC’s hedging program.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
		(As Adjusted)		(As Adjusted)
Revenues:
Product sales	$2,653,174	$2,776,794	$8,828,145	$10,071,816
Services	1,446,992	1,239,844	5,197,765	4,804,347

	4,100,166	4,016,638	14,025,910	14,876,163

Cost and expenses:
Cost of product sales	1,228,252	1,313,468	4,406,187	4,663,667
Cost of services	494,265	477,486	1,874,824	1,990,127
Research and development	424,243	434,521	1,627,509	1,721,330
Selling, general and administrative	1,284,373	1,211,120	4,538,125	4,601,588
In-process research and development	—	6,576	—	85,780
Restructuring and acquisition-related charges	23,903	240,694	107,490	244,735

Operating income	645,130	332,773	1,471,775	1,568,936

Non-operating income (expense):
Investment income	31,137	54,462	140,430	247,049
Interest expense	(46,571)	(44,741)	(182,499)	(176,355)
Other income (expense), net	(14,911)	(18,518)	2,370	(39,405)

Total non-operating income (expense)	(30,345)	(8,797)	(39,699)	31,289

Income before tax	614,785	323,976	1,432,076	1,600,225
Income tax provision	177,919	36,336	274,381	280,396

Net income	436,866	287,640	1,157,695	1,319,829
Less: Net income attributable to the non-controlling interests in VMware, Inc.	(10,376)	(17,718)	(33,724)	(44,725)

Net income attributable to EMC Corporation	$426,490	$269,922	$1,123,971	$1,275,104

Net income per weighted average share, basic:
common shareholders:	$0.21	$0.13	$0.56	$0.62

Net income per weighted average share, diluted:
common shareholders:	$0.20	$0.13	$0.55	$0.61

Weighted average shares, basic	2,041,601	2,012,389	2,022,371	2,048,506

Weighted average shares, diluted	2,103,569	2,028,635	2,055,146	2,079,853

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$4,100,166	$1,722,517	$424,243	$1,284,373	$23,903	$645,130	$(30,345)	$614,785	$177,919	$436,866	$(10,376)	$426,490	$0.209	$0.202
Restructuring and acquisition-related charges	—	—	—	—	(23,903)	23,903	—	23,903	9,130	14,773	(152)	14,621	$0.007	$0.007
Special income tax charge	—	—	—	—	—	—	—	—	(77,168)	77,168	—	77,168	$0.038	$0.037

EMC Consolidated Adjusted (1)	4,100,166	1,722,517	424,243	1,284,373	—	669,033	(30,345)	638,688	109,881	528,807	(10,528)	518,279	$0.254	$0.246
Stock-based compensation expense	—	(30,136)	(67,040)	(84,421)	—	181,597	—	181,597	36,849	144,748	(11,554)	133,194	$0.065	$0.063
Intangible amortization	—	(36,488)	(3,191)	(26,224)	—	65,903	—	65,903	21,443	44,460	(468)	43,992	$0.022	$0.021

EMC Consolidated Non-GAAP (2)	$4,100,166	$1,655,893	$354,012	$1,173,728	$—	$916,533	$(30,345)	$886,188	$168,173	$718,015	$(22,550)	$695,465	$0.341	$0.330

EMC Information Infrastructure GAAP	$3,493,623	$1,614,231	$290,130	$994,389	$23,075	$571,798	$(24,067)	$547,731	$167,141	$380,590	$—	$380,590	$0.186	$0.181
Restructuring and acquisition-related charges	—	—	—	—	(23,075)	23,075	—	23,075	9,130	13,945	—	13,945	$0.007	$0.007
Special income tax charge	—	—	—	—	—	—	—	—	(77,168)	77,168	—	77,168	$0.038	$0.037

EMC Information Infrastructure Adjusted (3)	3,493,623	1,614,231	290,130	994,389	—	594,873	(24,067)	570,806	99,103	471,703	—	471,703	$0.231	$0.224
Stock-based compensation expense	—	(20,633)	(29,880)	(58,024)	—	108,537	—	108,537	26,614	81,923	—	81,923	$0.040	$0.039
Intangible amortization	—	(32,960)	(3,124)	(25,710)	—	61,794	—	61,794	19,881	41,913	—	41,913	$0.021	$0.020

EMC Information Infrastructure Non-GAAP (4)	$3,493,623	$1,560,638	$257,126	$910,655	$—	$765,204	$(24,067)	$741,137	$145,598	$595,539	$—	$595,539	$0.292	$0.283

VMware standalone GAAP	$608,201	$107,506	$136,262	$293,276	$—	$71,157	$(3,920)	$67,237	$10,828	$56,409	$—	$56,409	$0.028	$0.027
GAAP adjustments and eliminations	(1,658)	780	(2,149)	(3,292)	828	2,175	(2,358)	(183)	(50)	(133)	(10,376)	(10,509)	$(0.005)	$(0.006)

VMware within EMC GAAP (5)	606,543	108,286	134,113	289,984	828	73,332	(6,278)	67,054	10,778	56,276	(10,376)	45,900	$0.022	$0.021
Acquisition-related charges	—	—	—	—	(828)	828	—	828	—	828	(152)	676	$—	$—

VMware within EMC Adjusted (6)	606,543	108,286	134,113	289,984	—	74,160	(6,278)	67,882	10,778	57,104	(10,528)	46,576	$0.023	$0.022
Stock-based compensation expense	—	(9,503)	(37,160)	(26,397)	—	73,060	—	73,060	10,235	62,825	(11,554)	51,271	$0.025	$0.024
Intangible amortization	—	(3,528)	(67)	(514)	—	4,109	—	4,109	1,562	2,547	(468)	2,079	$0.001	$0.001

VMware within EMC Non-GAAP (7)	$606,543	$95,255	$96,886	$263,073	$—	$151,329	$(6,278)	$145,051	$22,575	$122,476	$(22,550)	$99,926	$0.049	$0.047

										Wtd. Average Share O/S			2,041,601	2,103,569

										Incremental VMware dilution				$1,150
										Minority interest percentage				0.1839

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(27,785)	$(27,785)	$(9,253)	$(18,532)	$—	$(18,532)	$(0.009)	$(0.009)
Transition costs (9)	—	167	3,243	15,921	—	(19,331)	—	(19,331)	(5,053)	(14,278)	—	$(14,278)	$(0.007)	$(0.007)

	$—	$167	$3,243	$15,921	$—	$(19,331)	$(27,785)	$(47,116)	$(14,306)	$(32,810)	$—	$(32,810)	$(0.016)	$(0.016)

(1)	Represents EMC Consolidated GAAP excluding restructuring, acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring, acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$4,016,638	$1,790,954	$434,521	$1,211,120	$6,576	$240,694	$332,773	$(8,797)	$323,976	$36,336	$287,640	$(17,718)	$269,922	$0.134	$0.133
Restructuring charge	—	—	—	—	—	(240,694)	240,694	6,877	247,571	48,037	199,534	—	199,534	$0.099	$0.098
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

EMC Consolidated Adjusted (1)	4,016,638	1,790,954	434,521	1,211,120	—	—	580,043	(1,920)	578,123	86,602	491,521	(18,409)	473,112	$0.235	$0.233
Stock-based compensation expense	—	(21,704)	(47,385)	(74,682)	—	—	143,771	—	143,771	26,895	116,876	(6,837)	110,039	$0.055	$0.054
Intangible amortization	—	(40,397)	(4,305)	(28,260)	—	—	72,962	—	72,962	26,930	46,032	(480)	45,552	$0.023	$0.022

EMC Consolidated Non-GAAP (2)	$4,016,638	$1,728,853	$382,831	$1,108,178	$—	$—	$796,776	$(1,920)	$794,856	$140,427	$654,429	$(25,726)	$628,703	$0.312	$0.310

EMC Information Infrastructure GAAP	$3,502,307	$1,719,162	$331,166	$982,832	$—	$240,694	$228,453	$(5,703)	$222,750	$41,639	$181,111	$—	$181,111	$0.090	$0.089
Restructuring charge	—	—	—	—	—	(240,694)	240,694	6,877	247,571	48,037	199,534	—	199,534	$0.099	$0.098

EMC Information Infrastructure Adjusted (3)	3,502,307	1,719,162	331,166	982,832	—	—	469,147	1,174	470,321	89,676	380,645	—	380,645	$0.189	$0.188
Stock-based compensation expense	—	(16,665)	(25,274)	(52,885)	—	—	94,824	—	94,824	20,958	73,866	—	73,866	$0.037	$0.036
Intangible amortization	—	(37,253)	(4,305)	(26,705)	—	—	68,263	—	68,263	25,248	43,015	—	43,015	$0.021	$0.021

EMC Information Infrastructure Non-GAAP (4)	$3,502,307	$1,665,244	$301,587	$903,242	$—	$—	$632,234	$1,174	$633,408	$135,882	$497,526	$—	$497,526	$0.247	$0.245

VMware standalone GAAP	$514,603	$71,950	$110,506	$230,033	$—	$—	$102,114	$(1,490)	$100,624	$(10,830)	$111,454	$—	$111,454	$0.055	$0.055
GAAP adjustments and eliminations	(272)	(158)	(7,151)	(1,745)	6,576	—	2,206	(1,604)	602	5,527	(4,925)	(17,718)	(22,643)	$(0.011)	$(0.011)

VMware within EMC GAAP (5)	514,331	71,792	103,355	228,288	6,576	—	104,320	(3,094)	101,226	(5,303)	106,529	(17,718)	88,811	$0.044	$0.044
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

VMware within EMC Adjusted (6)	514,331	71,792	103,355	228,288	—	—	110,896	(3,094)	107,802	(3,074)	110,876	(18,409)	92,467	$0.046	$0.045
Stock-based compensation expense	—	(5,039)	(22,111)	(21,797)	—	—	48,947	—	48,947	5,937	43,010	(6,837)	36,173	$0.018	$0.018
Intangible amortization	—	(3,144)	—	(1,555)	—	—	4,699	—	4,699	1,682	3,017	(480)	2,537	$0.001	$0.001

VMware within EMC Non-GAAP (7)	$514,331	$63,609	$81,244	$204,936	$—	$—	$164,542	$(3,094)	$161,448	$4,545	$156,903	$(25,726)	$131,177	$0.065	$0.065

												Wtd. Average Share O/S		2,012,389	2,028,635

												Incremental VMware dilution			$268
												Minority interest percentage			0.1590

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$—	$(26,295)	$(26,295)	$(8,233)	$(18,062)	$—	$(18,062)	$(0.009)	$(0.009)

(1)	Represents EMC Consolidated GAAP excluding restructuring charge and IPR&D charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring charge.
(4)	Represents EMC Information Infrastructure Adjusted less stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding IPR&D charge.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$14,025,910	$6,281,011	$1,627,509	$4,538,125	$107,490	$1,471,775	$(39,699)	$1,432,076	$274,381	$1,157,695	$(33,724)	$1,123,971	$0.556	$0.546
Gain on Data Domain and SpringSource common stock	—	—	—	—	—	—	(25,822)	(25,822)	—	(25,822)	1,025	(24,797)	$(0.012)	$(0.012)
Restructuring and acquisition-related charges	—	(12,485)	—	—	(107,490)	119,975	—	119,975	35,884	84,091	(287)	83,804	$0.041	$0.041
Special income tax charge	—	—	—	—	—	—	—	—	(77,168)	77,168	—	77,168	$0.038	$0.038

EMC Consolidated Adjusted (1)	14,025,910	6,268,526	1,627,509	4,538,125	—	1,591,750	(65,521)	1,526,229	233,097	1,293,132	(32,986)	1,260,146	$0.623	$0.612
Stock-based compensation expense	—	(99,393)	(214,554)	(291,759)	—	605,706	—	605,706	135,130	470,576	(34,731)	435,845	$0.216	$0.212
Intangible amortization	—	(131,754)	(12,883)	(103,151)	—	247,788	—	247,788	83,842	163,946	(1,568)	162,378	$0.080	$0.079

EMC Consolidated Non-GAAP (2)	$14,025,910	$6,037,379	$1,400,072	$4,143,215	$—	$2,445,244	$(65,521)	$2,379,723	$452,069	$1,927,654	$(69,285)	$1,858,369	$0.919	$0.904

EMC Information Infrastructure GAAP	$12,004,948	$5,921,103	$1,136,100	$3,600,416	$105,889	$1,241,440	$(36,059)	$1,205,381	$247,405	$957,976	$—	$957,976	$0.474	$0.466
Gain on Data Domain common stock	—	—	—	—	—	—	(19,963)	(19,963)	—	(19,963)	—	(19,963)	$(0.010)	$(0.010)
Restructuring and acquisition-related charges	—	(12,485)	—	—	(105,889)	118,374	—	118,374	35,884	82,490	—	82,490	$0.041	$0.040
Special income tax charge	—	—	—	—	—	—	—	—	(77,168)	77,168	—	77,168	$0.038	$0.038

EMC Information Infrastructure Adjusted (3)	12,004,948	5,908,618	1,136,100	3,600,416	—	1,359,814	(56,022)	1,303,792	206,121	1,097,671	—	1,097,671	$0.543	$0.534
Stock-based compensation expense	—	(67,698)	(92,766)	(198,239)	—	358,703	—	358,703	89,055	269,648	—	269,648	$0.133	$0.131
Intangible amortization	—	(119,819)	(12,776)	(101,059)	—	233,654	—	233,654	78,824	154,830	—	154,830	$0.077	$0.075

EMC Information Infrastructure Non-GAAP (4)	$12,004,948	$5,721,101	$1,030,558	$3,301,118	$—	$1,952,171	$(56,022)	$1,896,149	$374,000	$1,522,149	$—	$1,522,149	$0.753	$0.741

VMware standalone GAAP	$2,023,937	$359,728	$496,552	$948,362	$—	$219,295	$4,154	$223,449	$26,351	$197,098	$—	$197,098	$0.097	$0.096
GAAP adjustments and eliminations	(2,975)	180	(5,143)	(10,653)	1,601	11,040	(7,794)	3,246	625	2,621	(33,724)	(31,103)	$(0.015)	$(0.016)

VMware within EMC GAAP (5)	2,020,962	359,908	491,409	937,709	1,601	230,335	(3,640)	226,695	26,976	199,719	(33,724)	165,995	$0.082	$0.080
Gain on SpringSource common stock	—	—	—	—	—	—	(5,859)	(5,859)	—	(5,859)	1,025	(4,834)	$(0.002)	$(0.002)
Acquisition-related charges	—	—	—	—	(1,601)	1,601	—	1,601	—	1,601	(287)	1,314	$0.001	$0.001

VMware within EMC Adjusted (6)	2,020,962	359,908	491,409	937,709	—	231,936	(9,499)	222,437	26,976	195,461	(32,986)	162,475	$0.080	$0.078
Stock-based compensation expense	—	(31,695)	(121,788)	(93,520)	—	247,003	—	247,003	46,075	200,928	(34,731)	166,197	$0.082	$0.081
Intangible amortization	—	(11,935)	(107)	(2,092)	—	14,134	—	14,134	5,018	9,116	(1,568)	7,548	$0.004	$0.004

VMware within EMC Non-GAAP (7)	$2,020,962	$316,278	$369,514	$842,097	$—	$493,073	$(9,499)	$483,574	$78,069	$405,505	$(69,285)	$336,220	$0.166	$0.163

										Wtd. Average Share O/S			2,022,371	2,055,146

										Incremental VMware dilution				$1,392

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(108,347)	$(108,347)	$(35,025)	$(73,322)	$—	$(73,322)	$(0.036)	$(0.036)
Transition costs (9)	—	3,194	8,411	43,063	—	(54,668)	—	(54,668)	(15,683)	(38,985)	—	$(38,985)	$(0.019)	$(0.019)

	$—	$3,194	$8,411	$43,063	$—	$(54,668)	$(108,347)	$(163,015)	$(50,708)	$(112,307)	$—	$(112,307)	$(0.056)	$(0.055)

(1)	Represents EMC Consolidated GAAP excluding gain on Data Domain and SpringSource common stock, restructuring and acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding gain on Data Domain common stock, restructuring and acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding gain on SpringSource common stock and acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$14,876,163	$6,653,794	$1,721,330	$4,601,588	$85,780	$244,735	$1,568,936	$31,289	$1,600,225	$280,396	$1,319,829	$(44,725)	$1,275,104	$0.622	$0.610
Restructuring charge	—	—	—	—	—	(245,092)	245,092	6,877	251,969	51,027	200,942	—	200,942	$0.098	$0.097
IPR&D charge	—	—	—	—	(85,780)	—	85,780	—	85,780	2,229	83,551	(691)	82,860	$0.040	$0.040
Special income tax benefit	—	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Consolidated Adjusted (1)	14,876,163	6,653,794	1,721,330	4,601,588	—	(357)	1,899,808	38,166	1,937,974	351,455	1,586,519	(45,416)	1,541,103	$0.752	$0.737
Stock-based compensation expense	—	(80,126)	(162,377)	(258,936)	—	—	501,439	—	501,439	108,811	392,628	(21,412)	371,216	$0.181	$0.178
Intangible amortization	—	(158,600)	(12,986)	(108,222)	—	—	279,808	—	279,808	97,233	182,575	(1,704)	180,871	$0.088	$0.087

EMC Consolidated Non-GAAP (2)	$14,876,163	$6,415,068	$1,545,967	$4,234,430	$—	$(357)	$2,681,055	$38,166	$2,719,221	$557,499	$2,161,722	$(68,532)	$2,093,190	$1.022	$1.003

EMC Information Infrastructure GAAP	$12,999,227	$6,350,213	$1,300,715	$3,773,900	$79,204	$244,735	$1,250,460	$26,937	$1,277,397	$245,048	$1,032,349	$—	$1,032,349	$0.504	$0.496
Restructuring charge	—	—	—	—	—	(245,092)	245,092	6,877	251,969	51,027	200,942	—	200,942	$0.098	$0.097
IPR&D charge	—	—	—	—	(79,204)	—	79,204	—	79,204	—	79,204	—	79,204	$0.039	$0.038
Special income tax benefit	—	—	—	—	—	—	—	—	—	17,803	(17,803)	—	(17,803)	$(0.009)	$(0.009)

EMC Information Infrastructure Adjusted (3)	12,999,227	6,350,213	1,300,715	3,773,900	—	(357)	1,574,756	33,814	1,608,570	313,878	1,294,692	—	1,294,692	$0.632	$0.622
Stock-based compensation expense	—	(56,538)	(84,001)	(185,018)	—	—	325,557	—	325,557	73,932	251,625	—	251,625	$0.123	$0.121
Intangible amortization	—	(147,323)	(12,986)	(102,035)	—	—	262,344	—	262,344	90,945	171,399	—	171,399	$0.084	$0.082

EMC Information Infrastructure Non-GAAP (4)	$12,999,227	$6,146,352	$1,203,728	$3,486,847	$—	$(357)	$2,162,657	$33,814	$2,196,471	$478,755	$1,717,716	$—	$1,717,716	$0.839	$0.826

VMware standalone GAAP	$1,881,027	$304,105	$429,204	$835,193	$—	$—	$312,525	$6,760	$319,285	$29,152	$290,133	$—	$290,133	$0.142	$0.139
GAAP adjustments and eliminations	(4,091)	(524)	(8,589)	(7,505)	6,576	—	5,951	(2,408)	3,543	6,196	(2,653)	(44,725)	(47,378)	$(0.023)	$(0.026)

VMware within EMC GAAP (5)	1,876,936	303,581	420,615	827,688	6,576	—	318,476	4,352	322,828	35,348	287,480	(44,725)	242,755	$0.119	$0.113
IPR&D charge	—	—	—	—	(6,576)	—	6,576	—	6,576	2,229	4,347	(691)	3,656	$0.002	$0.002

VMware within EMC Adjusted (6)	1,876,936	303,581	420,615	827,688	—	—	325,052	4,352	329,404	37,577	291,827	(45,416)	246,411	$0.120	$0.115
Stock-based compensation expense	—	(23,588)	(78,376)	(73,918)	—	—	175,882	—	175,882	34,879	141,003	(21,412)	119,591	$0.058	$0.057
Intangible amortization	—	(11,277)	—	(6,187)	—	—	17,464	—	17,464	6,288	11,176	(1,704)	9,472	$0.005	$0.005

VMware within EMC Non-GAAP (7)	$1,876,936	$268,716	$342,239	$747,583	$—	$—	$518,398	$4,352	$522,750	$78,744	$444,006	$(68,532)	$375,474	$0.183	$0.177

											Wtd. Average Share O/S			2,048,506	2,079,853

											Incremental VMware dilution				$7,428

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2008

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	IPR&D Charge	Restructuring Charge	Operating Income	Other Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$—	$(102,581)	$(102,581)	$(32,118)	$(70,463)	$—	$(70,463)	$(0.034)	$(0.034)

(1)	Represents EMC Consolidated GAAP excluding restructuring charge, IPR&D charge and special income tax benefit.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring charge, IPR&D charge and special income tax benefit.
(4)	Represents EMC Information Infrastructure Adjusted less stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding IPR&D charge.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.

Note: schedule may not add due to rounding

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	December 31, 2009	December 31, 2008
		(As Adjusted)
ASSETS
Current assets:
Cash and cash equivalents	$6,302,499	$5,843,685
Short-term investments	392,839	963,292
Accounts and notes receivable, less allowance for doubtful accounts of $47,414 and $48,080	2,108,575	2,252,640
Inventories	886,289	842,803
Deferred income taxes	559,018	477,101
Other current assets	283,926	285,508

Total current assets	10,533,146	10,665,029
Long-term investments	2,692,323	2,370,493
Property, plant and equipment, net	2,224,346	2,223,007
Intangible assets, net	1,185,632	795,616
Goodwill, net	9,210,376	7,046,799
Other assets, net	961,024	773,631

Total assets	$26,806,847	$23,874,575

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$899,298	$757,405
Accrued expenses	1,886,710	1,901,884
Securities lending payable	—	412,321
Income taxes payable	58,141	136,802
Deferred revenue	2,262,968	2,010,024

Total current liabilities	5,107,117	5,218,436
Income taxes payable	235,976	255,182
Deferred revenue	1,373,798	1,182,360
Deferred income taxes	708,378	389,787
Long-term convertible debt	3,100,290	2,991,943
Other liabilities	184,920	180,917

Total liabilities	10,710,479	10,218,625

Commitments and contingencies
EMC Corporation’s Shareholders’ equity:
Preferred stock, par value $.01; authorized 25,000 shares, none outstanding	—	—
Common stock, par value $.01; authorized 6,000,000 shares; issued 2,052,441 and 2,012,938 shares	20,524	20,129
Additional paid-in capital	3,874,952	2,817,054
Retained earnings	11,795,183	10,671,212
Accumulated other comprehensive loss	(104,883)	(179,952)

Total EMC Corporation’s shareholders’ equity	15,585,776	13,328,443
Non-controlling interest in VMware, Inc.	510,592	327,507

Total shareholders’ equity	16,096,368	13,655,950

Total liabilities and shareholders’ equity	$26,806,847	$23,874,575

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2009	December 31, 2008
		(As Adjusted)
Cash flows from operating activities:
Cash received from customers	$14,647,691	$15,378,081
Cash paid to suppliers and employees	(11,032,859)	(11,747,031)
Dividends and interest received	109,525	240,031
Interest paid	(73,430)	(73,695)
Income taxes paid	(316,542)	(232,298)

Net cash provided by operating activities	3,334,385	3,565,088

Cash flows from investing activities:
Additions to property, plant and equipment	(411,579)	(695,899)
Capitalized software development costs	(304,520)	(294,973)
Purchases of short and long-term available for sale securities	(5,409,540)	(3,318,545)
Sales of short and long-term available for sale securities	5,171,449	3,189,547
Maturities of short and long-term available for sale securities	704,653	204,091
Acquisitions, net of cash acquired	(2,664,141)	(725,521)
Increase in strategic and other related investments	(182,994)	(5,510)
Other	1,184	31,878

Net cash used in investing activities	(3,095,488)	(1,614,932)

Cash flows from financing activities:
Issuance of EMC’s common stock from the exercise of stock options	366,361	241,060
Issuance of VMware’s common stock from the exercise of stock options	227,666	190,107
Purchase of VMware’s common stock	—	(13,259)
(Repayments on) proceeds from securities lending	(412,321)	412,321
Repurchase of EMC’s common stock	—	(1,489,501)
Excess tax benefits from stock-based compensation	46,082	97,705
Payment of short and long-term obligations	(20,835)	(6,151)
Proceeds from short and long-term obligations	4,969	33,707

Net cash provided by (used in) financing activities	211,922	(534,011)

Effect of exchange rate changes on cash	7,995	(54,671)

Net increase in cash and cash equivalents	458,814	1,361,474
Cash and cash equivalents at beginning of period	5,843,685	4,482,211

Cash and cash equivalents at end of period	$6,302,499	$5,843,685

Reconciliation of net income to net cash provided by operating activities:
Net income	$1,157,695	$1,319,829
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,073,135	1,057,511
Non-cash interest expense on convertible debt	108,347	102,581
Non-cash restructuring and in-process research and development	25,050	139,193
Stock-based compensation expense	600,537	501,439
Increase in provision for doubtful accounts	14,351	34,667
Deferred income taxes, net	32,354	4,629
Excess tax benefits from stock-based compensation	(46,082)	(97,705)
Gain on Data Domain and SpringSource common stock	(25,822)	—
Other	(13,906)	(13,471)
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	241,069	73,184
Inventories	(158,482)	165,813
Other assets	3,600	(16,178)
Accounts payable	140,376	(148,821)
Accrued expenses	(138,142)	8,688
Income taxes payable	(74,692)	44,821
Deferred revenue	366,361	394,067
Other liabilities	28,636	(5,159)

Net cash provided by operating activities	$3,334,385	$3,565,088

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
EMC Consolidated

Cash flow from Operations	$1,008,657	$1,066,746	$3,334,385	$3,565,088

Capital Expenditures	(133,990)	(205,833)	(411,579)	(695,899)

Capitalized Software	(82,088)	(85,532)	(304,520)	(294,973)

Free Cash Flow	$792,579	$775,381	$2,618,286	$2,574,216

VMware within EMC

Cash flow from Operations	$278,316	$264,331	$941,126	$735,632

Capital Expenditures	(24,248)	(58,011)	(90,352)	(176,396)

Capitalized Software	(15,087)	(37,005)	(68,611)	(90,900)

Free Cash Flow	$238,981	$169,315	$782,163	$468,336

EMC Information Infrastructure

Cash flow from Operations	$730,341	$802,415	$2,393,259	$2,829,456

Capital Expenditures	(109,742)	(147,822)	(321,227)	(519,503)

Capitalized Software	(67,001)	(48,527)	(235,909)	(204,073)

Free Cash Flow	$553,598	$606,066	$1,836,123	$2,105,880

Free cash flow for the twelve months ended December 31, 2009 includes intercompany tax payments of $93.4 million from EMC Information Infrastructure to VMware within EMC.

EMC Corporation

Reconciliation of GAAP to Non-GAAP Tax Rate

(in thousands)

Unaudited

For the three months ended December 31, 2009
	Income Before Tax	Tax Provision	Tax Rate
EMC Consolidated GAAP	$614,785	$177,919	29%
Stock-based compensation expense	181,597	36,849	20%
Intangible asset amortization	65,903	21,444	33%
Restructuring and acquisition-related charges	23,903	9,130	38%
Special income tax charge	—	(77,168)	NA

EMC Consolidated Non-GAAP	$886,188	$168,174	19%

For the year ended December 31, 2009
	Income Before Tax	Tax Provision	Tax Rate
EMC Consolidated GAAP	$1,432,076	$274,381	19%
Stock-based compensation expense	605,706	135,130	22%
Intangible asset amortization	247,788	83,842	34%
Gain on Data Domain and SpringSource common stock	(25,822)	—	0%
Restructuring and acquisition-related charges	119,975	35,884	30%
Special income tax charge	—	(77,168)	NA

EMC Consolidated Non-GAAP	$2,379,723	$452,069	19%

EMC Corporation

Reconciliation of EMC Information Infrastructure Gross Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q1 ’08	Q2 ’08	Q3 ’08	Q4 ’08	Q1 ’09	Q2 ’09	Q3 ’09	Q4 ’09
EMC Information Infrastructure Gross Margin GAAP	$1,548,285	$1,656,440	$1,661,144	$1,783,145	$1,287,536	$1,369,676	$1,547,240	$1,879,392
Less: Stock-based compensation expense	12,136	12,486	15,251	16,665	14,233	15,224	17,608	20,633
Intangible asset amortization	35,888	36,974	37,208	37,253	27,853	27,778	31,228	32,960
Restructuring-related charges	—	—	—	—	—	—	12,485	—

EMC Information Infrastructure Gross Margin Non-GAAP	$1,596,309	$1,705,900	$1,713,603	$1,837,063	$1,329,622	$1,412,678	$1,608,561	$1,932,985

Revenues	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$2,680,361	$2,802,239	$3,028,725	$3,493,623
% GAAP	51.1%	51.4%	51.2%	50.9%	48.0%	48.9%	51.1%	53.8%
% Non-GAAP	52.7%	53.0%	52.8%	52.5%	49.6%	50.4%	53.1%	55.3%

EMC Corporation

Reconciliation of EMC Information Infrastructure Operating Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q1 ’08	Q2 ’08	Q3 ’08	Q4 ’08	Q1 ’09	Q2 ’09	Q3 ’09	Q4 ’09
EMC Information Infrastructure Operating Margin GAAP	$263,370	$391,523	$367,114	$228,453	$170,216	$220,545	$278,880	$571,798
Less: Restructuring and acquisition-related charges	79,204	—	4,398	240,694	15,572	33,234	46,493	23,075
Stock-based compensation expense	74,460	75,424	80,849	94,824	60,949	67,156	122,061	108,537
Intangible asset amortization	62,149	65,038	66,894	68,263	55,879	56,143	59,838	61,794

EMC Information Infrastructure Operating Margin Non-GAAP	$479,183	$531,985	$519,255	$632,234	$302,616	$377,078	$507,272	$765,204

Revenues	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$2,680,361	$2,802,239	$3,028,725	$3,493,623
% GAAP	8.7%	12.2%	11.3%	6.5%	6.4%	7.9%	9.2%	16.4%
% Non-GAAP	15.8%	16.5%	16.0%	18.1%	11.3%	13.5%	16.7%	21.9%

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EMC Corporation

Supplemental

Revenue Analysis

(in thousands)

Unaudited

Supplemental Revenue Data

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	YTD 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009	YTD 2009
Storage:
Product Revenue	$1,903,639	$2,018,026	$2,056,498	$2,285,366	$8,263,529	$1,572,408	$1,632,309	$1,818,230	$2,175,104	$7,198,051
Services Revenue	808,190	855,221	851,825	853,539	3,368,775	790,932	842,558	880,807	947,061	3,461,358

Total Storage Revenue	$2,711,829	$2,873,247	$2,908,323	$3,138,905	$11,632,304	$2,363,340	$2,474,867	$2,699,037	$3,122,165	$10,659,409

Content Management and Archiving:
Product Revenue	$61,128	$73,415	$62,576	$81,054	$278,173	$58,710	$60,792	$58,209	$83,125	$260,836
Services Revenue	124,075	130,591	125,493	127,316	507,475	115,605	119,445	118,979	124,724	478,753

Total Content Management and Archiving Revenue	$185,203	$204,006	$188,069	$208,370	$785,648	$174,315	$180,237	$177,188	$207,849	$739,589

Security:
Product Revenue	$81,683	$89,067	$88,779	$95,534	$355,063	$80,671	$84,080	$84,080	$91,441	$340,272
Services Revenue	53,174	54,979	58,561	59,498	226,212	62,035	63,055	68,420	72,168	265,678

Total Security Revenue	$134,857	$144,046	$147,340	$155,032	$581,275	$142,706	$147,135	$152,500	$163,609	$605,950

EMC Information Infrastructure:
Product Revenue	$2,046,450	$2,180,508	$2,207,853	$2,461,954	$8,896,765	$1,711,789	$1,777,181	$1,960,519	$2,349,670	$7,799,159
Services Revenue	985,439	1,040,791	1,035,879	1,040,353	4,102,462	968,572	1,025,058	1,068,206	1,143,953	4,205,789

Total EMC Information Infrastructure Revenue	$3,031,889	$3,221,299	$3,243,732	$3,502,307	$12,999,227	$2,680,361	$2,802,239	$3,028,725	$3,493,623	$12,004,948

VMware:
Product Revenue	$293,980	$281,143	$285,088	$314,840	$1,175,051	$257,331	$228,089	$240,062	$303,504	$1,028,986
Services Revenue	144,190	171,432	186,772	199,491	701,885	213,070	227,024	248,843	303,039	991,976

Total VMware Revenue	$438,170	$452,575	$471,860	$514,331	$1,876,936	$470,401	$455,113	$488,905	$606,543	$2,020,962

Consolidated Revenues
Product Revenue	$2,340,430	$2,461,651	$2,492,941	$2,776,794	$10,071,816	$1,969,120	$2,005,270	$2,200,581	$2,653,174	$8,828,145
Services Revenue	1,129,629	1,212,223	1,222,651	1,239,844	4,804,347	1,181,642	1,252,082	1,317,049	1,446,992	5,197,765

Total Consolidated Revenues	$3,470,059	$3,673,874	$3,715,592	$4,016,638	$14,876,163	$3,150,762	$3,257,352	$3,517,630	$4,100,166	$14,025,910

Percentage impact to EMC revenue growth rate due to changes in exchange rates from the prior year	2.3%	2.7%	1.2%	(2.3)%	0.8%	(3.5)%	(3.7)%	(1.3)%	2.5%	(1.4)%

15

EMC Corporation

Constant Currency Revenue Analysis

(in thousands)

Unaudited

Consolidated Revenue	Q4-09 vs. Q4-08
Revenue growth—GAAP	2.1%
Impact of constant currency	-2.5%

Revenue growth on a constant currency basis	-0.4%

BRIC + 13 Revenue	Q4-09 vs. Q4-08
Revenue growth—GAAP	5.5%
Impact of constant currency	-4.3%

Revenue growth on a constant currency basis	1.2%

This presentation refers to growth rates at constant currency or adjusting for currency so that business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of EMC’s business performance. To present this information, current period results for entities reporting in currencies other than US dollars are converted into US dollars at the exchange rate applied in each month of the prior year quarter. Constant currency includes the impacts from EMC’s hedging program.

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